Exhibit 10


CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation into the accompanying registration statement on Form 10-SB, of our report dated July 8, 1999, relating to the June 30, 1999 and 1998 financial statements of Black Stallion Management, Inc.


/s/
PRITCHETT, SILER & HARDY, P.C.

Salt Lake City, Utah
July 16, 1999



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